Exhibit 99.1

DUG East Marcellus and More Conference November 3, 2010

Forward-Looking Statements This presentation contains forward-looking statements and information. These forward-looking statements, which in many instances can be identified by words like “could,” “may,” “will,” “should,” “expects,” “plans,” “project,” “anticipates,” “believes,” “planned,” “proposed,” “potential,” and other comparable words, regarding future or contemplated results, performance, transactions, or events, are based on MarkWest Energy Partners, L.P. (“MarkWest” and “Partnership”) current information, expectations and beliefs, concerning future developments and their potential effects on MarkWest. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct, and actual results, performance , distributions , events or transactions could vary significantly from those expressed or implied in such statements and are subject to a number of uncertainties and risks. Among the factors that could cause results, performance, distributions, events or transactions to differ materially from those expressed or implied, are those risks discussed in our Annual Report on Form 10-K for the year ended December 31, 2009, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2010, as filed with the SEC. You are urged to carefully review and consider the cautionary statements and other disclosures, including those under the heading “Risk Factors,” made in those documents. If any of the uncertainties or risks develop into actual events or occurrences, or if underlying assumptions prove incorrect, it could cause actual results to vary significantly from those expressed in the presentation, and our business, financial condition, or results of operations could be materially adversely affected. Key uncertainties and risks that may directly affect MarkWest’s performance, future growth, results of operations, and financial condition, include, but are not limited to: Fluctuations and volatility of natural gas, NGL products, and oil prices; A reduction in natural gas or refinery off-gas production which we gather, transport, process, and/or fractionate; A reduction in the demand for the products we produce and sell; Financial credit risks / failure of customers to satisfy payment or other obligations under our contracts; Effects of our debt and other financial obligations, access to capital, or our future financial or operational flexibility or liquidity; Construction, procurement, and regulatory risks in our development projects; Hurricanes, fires, and other natural and accidental events impacting our operations, and adequate insurance coverage; Terrorist attacks directed at our facilities or related facilities; Changes in and impacts of laws and regulations affecting our operations and risk management strategy; and Failure to integrate recent or future acquisitions.

Geographic Footprint



Corporate Office
Denver

SOUTHWEST

East Texas

- Cotton Valley, Travis Peak, Petit, and Haynesville
- 500 MMcf/d gathering capacity
- 280 MMcf/d cryogenic processing capacity
- Interconnects to CEGT, NGPL, & TGT

Western Oklahoma

- Anadarko Basin and Granite Wash
- 275 MMcf/d gathering capacity
- 160 MMcf/d cryogenic processing capacity
- Interconnects to ANR, CEGT, NGPL, & PEPL

Southeast Oklahoma

- Largest Woodford Shale gathering system
- 550 MMcf/d gathering capacity
- Centrahoma processing JV
- Arkoma Connector Pipeline JV
- Interconnects to CEGT, CPFS, & Enogex

NORTHEAST

Appalachia

- 330 MMcf/d processing capacity
- 24,000 Bbl/d NGL fractionation facility
- 260,000 barrel propane storage facility
- NGL marketing by truck, rail, and barge

Michigan

- 250-mile interstate crude pipeline

LIBERTY

- JV with The Energy & Minerals Group
- High-BTU acreage in the Marcellus
- 200 MMcf/d gathering capacity
- 275 MMcf/d cryogenic processing capacity
- 350 MMcf/d processing capacity under construction
- 60,000 Bbl/d fractionator under construction
- Planned 50,000 Bbl/d Mariner Ethane Project

GULF COAST

Javelina

- 140 MMcf/d cryogenic gas plant processing refinery off-gas
- 29,000 Bbl/d NGL fractionation capacity
- NGL marketing and transportation

3

MARKWEST

Growth Driven by Customer Satisfaction R A N G E RESOURCES Since 2006, MarkWest has Ranked # 1 or #2 in Natural Gas Midstream Services Customer Satisfaction EnergyPoint Research, Inc. Customer Satisfaction Survey

 MarkWest’s Commitment to Major Unconventional Resource Plays Map Source: RBC Capital Markets/RBC Richardson Barr U.S. Gas Resource Plays MarkWest’s Role in Emerging Resource Plays MarkWest is the largest gatherer in the Woodford with a system that covers more than 750 square miles of the core Woodford shale. MarkWest’s East Texas system covers more than 1,200 square miles of the Haynesville shale. MarkWest expanded its western Oklahoma system to gather significant new Granite Wash production in the Texas Panhandle. MarkWest Liberty is the largest gatherer and processor in the rich-gas area of the Marcellus Shale. Barnett Haynesville Fayetteville Woodford (Arkoma) Eagle Ford Granite Wash Marcellus/Huron Acquisitions Develop Emerging Resource Plays Build Base Production * Includes growth capital that has been funded or is expected to be funded through joint ventures and divestiture activities. 2004 2005 2006 2007 2008 2009 2010F Total Growth Capital Investment* 0 100 200 300 400 500 600 $ in millions

Diverse Volume Growth Major Resource Plays Major Resource Plays Emerging Resource Plays Base Production (Conventional / Tight Sand)

Resource Play Economics Source: Credit Suisse

Long-term Appalachian History MarkWest is the largest gas processor and fractionator in the Appalachian Basin with integrated processing, fractionation, storage, and marketing Total gas processing capacity of approximately 330 MMcf/d in the Appalachian Basin NGLs from four Appalachian processing gas plants are shipped to Siloam for fractionation, storage, and marketing Existing propane and heavier fractionation capacity of 24,000 Bbl/d Existing storage capacity of approximately 260,000 barrels Long before the Marcellus was identified as a significant emerging shale play, we understood the importance of vertically integrated gas processing and NGL fractionation, storage and marketing in the Northeast U.S.

NGL Marketing in the Marcellus Must be able to fractionate NGLs into purity products Must have marketing options including truck, rail, and pipeline Storage is critical MarkWest Liberty can provide producers with all of these marketing services The Northeast provides premium markets for NGLs produced in the Marcellus

Strong Market for Marcellus NGLs in the Northeast

DRY GAS DRY GAS RICH GAS RICH GAS ` Liberty Marcellus Project Schedule Ohio West Virginia c c c c c c c c Pennsylvania Ohio MarkWest Liberty is developing integrated and scalable gathering, processing, fractionation, and marketing infrastructure to support production in excess of 1 Bcf/d TEPPCO PRODUCTS PIPELINE 55 miles 125 – 150 miles 40 miles 200 – 250 miles 10 18 – 20 50,000 Hp 120,000 Hp

Houston Plant Site – June 2008

Houston Plant Site – September 2008

Houston Plant Site – September 2010

Majorsville I Processing Facility – October 2010

Project Mariner Overview

A purity-ethane project to the Gulf Coast will maximize producer economics

- MarkWest Liberty will modify the Houston and Majorsville plants to recover ethane
- MarkWest Liberty will construct a 45-mile liquid ethane pipeline
- Sunoco Logistics will convert its existing 250-mile, 8-inch refined products pipeline to liquid ethane service
  - The pipeline will have capacity of approximately 50,000 bbl/day
- Sunoco Logistics will construct refrigerated ethane store facilities and load it onto refrigerated LPG carriers
  - LPG carriers will transport the ethane to Gulf Coast markets
- The Mariner Project will be operational in 2012


Sunoco 8" Pipeline
Sunoco Philadelphia Storage and Docks
New MarkWest Liberty Houston to Delmont Pipeline

16
MARKWEST

Gulf Coast Ethylene Market

- **Plaquemine, Louisiana**
  - 58,000 bpd of maximum ethane cracking capacity
  - Purity ethane storage
  - Proprietary dock for offloading
- **Lake Charles, Louisiana**
  - 85,000 bpd of maximum ethane cracking capacity
  - Purity ethane storage
  - Proprietary LNG dock for offloading ethane

- Plaquemine, LA
- Lake Charles, LA
- Nederland, TX


CANADA
UNITED STATES
US040R
ATLANTIC OCEAN
BAHAMAS
Tampa
Gulf of Mexico



- **Nederland Texas**
  - 200,000+ bpd of ethane cracking capacity
  - Purity ethane storage at Mt. Belvieu through displacement and flow reversal
  - Potential additional ethane storage development
  - Market growth potential of up to an additional 40,000 bpd of ethane
  - SXL proprietary dock currently in crude oil and refined products use

17

MARKWEST

Project Mariner Marine Transport Project Mariner includes two ships to allow for weather contingencies and optimization of offloading schedules and volume increases Each ship has a capacity of approximately 730,000 Bbls of ethane Marine transport is both flexible and reliable with over 1,200 ships safely shipping LPG cargo worldwide Moss-Rosenburg design is capable of carrying partial loads, allowing for multiple offloading sites With the addition of skid mounted warming facilities, merchantable ethane can be distributed to multiple offloading sites Relationship of Liquid Petroleum Gas (LPG) to Natural Gas Liquids (NGL) and Liquefied Natural Gas (LNG) Methane – CH 4 (Specific Gravity .500) Water, Carbon Dioxide, Nitrogen, and Other Non - Hydrocarbons Ethane – C2 H6 (Specific Gravity .540) Propane – C3 H8 Butane – C4 H10 Pentane – C5 H12 and Heavier Fractions Liquefied Natural Gas NGL LPG

1515 Arapahoe Street Tower 2, Suite 700 Denver, Colorado 80202 Phone: 303-925-9200 Investor Relations: 866-858-0482 Email: investorrelations@markwest.com Website: www.markwest.com